                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  September 4, 1997


                       GREEN TREE FINANCIAL CORPORATION
                   as originator of Green Tree Recreational,
                       Equipment & Consumer Trust 1997-C
                  ------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                         1-8916                41-1807858
- --------------------------------------------------------------------------------
(State or other jurisdiction             (Commission            (IRS employer
     of incorporation)                   file number)        identification No.)


 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
- --------------------------------------------------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (612) 293-3400
                                                          ----------------------

                                Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.
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               (c)  Exhibits.

                    The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


                    Exhibit No.    Description
                    -----------    -----------

                        99 External Computational and Descriptive Information distributed in connection with Certificates for Green Tree Recreational, Equipment & Consumer Trust 1997-C, issued by a trust formed by Green Tree Financial Corporation, as Seller and Servicer.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 1997           GREEN TREE FINANCIAL CORPORATION
                                      as originator of Green Tree Recreational, Equipment & Consumer Trust 1997-C



                                   By: /s/ Joel H. Gottesman
                                       --------------------------------------
                                       Joel H. Gottesman
                                       Senior Vice President, General Counsel
                                       and Secretary
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                              INDEX TO EXHIBITS

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Exhibit Number                                                             Page
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
99             External Computational and Descriptive Information            5
               distributed in connection with Certificates for Green
               Tree Recreational, Equipment & Consumer Trust 1997-C, issued by a trust formed by Green Tree Financial
               Corporation, as Seller and Servicer.

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